UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) September 14, 2007
APARTMENT INVESTMENT AND MANAGEMENT COMPANY

(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
AIMCO PROPERTIES, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	0-24497	84-1275621

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4582 SOUTH ULSTER STREET PARKWAY
SUITE 1100, DENVER, CO 80237

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (303) 757-8101
NOT APPLICABLE

(Former name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry Into a Material Definitive Agreement.
     On September 14, 2007, Apartment Investment and Management Company, a Maryland corporation (“Aimco”), AIMCO Properties, L.P., a Delaware limited partnership (“Aimco OP”), and their subsidiary, AIMCO/Bethesda Holdings, Inc., a Delaware corporation (“AIMCO/Bethesda”) (collectively with Aimco and Aimco OP, the “Borrowers”), entered into a Fourth Amendment to the Amended and Restated Senior Secured Credit Agreement, dated as of September 14, 2007 (the “Fourth Amendment”), among the Borrowers, the pledgors and guarantors named therein, Bank of America., N.A., as administrative agent, and Bank of America, N.A. and the other lenders party thereto. The Fourth Amendment modifies that certain Amended and Restated Senior Secured Credit Agreement dated as of November 2, 2004 (as amended, the “Credit Agreement”) among the Borrowers, Bank of America, N.A., as administrative agent, and the lenders party thereto.
     The Fourth Amendment provides for an additional $75,000,000 term loan (the “Additional Term Loan”) and an additional $200,000,000 of revolving commitments (the “Additional Revolving Commitments”). The Additional Term Loan has a maturity of one year from the date of incurrence; however, the Borrowers may extend such maturity for an additional year, subject to the satisfaction of certain conditions including the payment of a 12.5 basis point fee on the amount of the Additional Term Loan then outstanding. The Additional Term Loan accrues interest at either LIBOR plus 1.375% per annum or a base rate, as elected by the Borrowers. The Additional Revolving Commitments contain the same terms and pricing as the existing revolving commitments under the Credit Agreement. The Credit Agreement permits the Borrowers to request an increase in the aggregate commitments (which may be revolving or term loan commitments) by an amount not to exceed $175,000,000.
     A copy of the Fourth Amendment is filed as Exhibit 10.1 to this report and is incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits.
(d) The following exhibits are filed with this report:

Exhibit Number	Description

10.1	Fourth Amendment to Senior Secured Credit Agreement, dated as of September 14, 2007, by and among Apartment Investment and Management Company, AIMCO Properties, L.P., and AIMCO/Bethesda Holdings, Inc., as the Borrowers, the pledgors and guarantors named therein, Bank of America, N.A., as administrative agent and Bank of America, N.A. and the other lenders party thereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
     Dated: September 18, 2007

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
/s/ Thomas M. Herzog
Thomas M. Herzog
Executive Vice President and Chief Financial Officer

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
     Dated: September 18, 2007

AIMCO PROPERTIES, L.P.
By:	AIMCO-GP, INC., Its General Partner
/s/ Thomas M. Herzog
Thomas M. Herzog
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Fourth Amendment to Senior Secured Credit Agreement, dated as of September 14, 2007, by and among Apartment Investment and Management Company, AIMCO Properties, L.P., and AIMCO Bethesda Holdings, Inc., as the Borrowers, the pledgors and guarantors named therein, Bank of America, N.A., as administrative agent, and Bank of America, N.A. and the other lenders party thereto.